UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09092

First Eagle Variable Funds

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas
New York, NY 10105-4300
(Address of principal executive offices) (Zip code)

Sheelyn Michael
First Eagle Funds
1345 Avenue of the Americas
New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-632-2700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Annual Report

December 31, 2020

Overseas Variable Fund

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seek", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	6
Fund Overview	10
Schedule of Investments	12
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Financial Highlights	24
Notes to Financial Statements	26
Report of Independent Registered Accounting Firm	38
Fund Expenses	39
General Information	43
Tax Information	44
Additional Information	45

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Letter from the President (unaudited)

Mehdi Mahmud

Dear Fellow Shareholders,

Over the past year the world has been battered by a once-in-a-century public health crisis that infected nearly 80 million people worldwide and caused more than 1.7 million deaths,1 prompted unprecedented government containment measures, and resulted in record economic contractions and skyrocketing unemployment. It also spawned a massive drawdown in global investment markets, though nearly all recovered to pre-pandemic levels before the end of the year—and some finished 2020 at new all-time highs even as the disease raged on—thanks to the rapid and forceful response of central bankers and government policymakers worldwide. Though the recent rollout of vaccines provides hope that there is light at the end of the tunnel, Covid-19 remains an ugly, daily reality, with ongoing concomitant effects on the global economy.

The Covid-19 pandemic also inspired seismic shifts in the nature of economic activity during 2020 and produced massive distortions in the fortunes of companies and industries. The pandemic accelerated certain underlying trends in the economy, such as the shift toward online shopping (away from malls) and digital entertainment (away from live venues like stadiums and restaurants). It also triggered the reversal of other trends including a shift away from travel (toward staying at home) and urbanization (toward suburban living). The current sanguine state of financial markets in the face of such tectonic shifts reminds me of the old metaphor of a duck: It swims across the surface with beauty and grace, but there's a lot happening underwater as the duck paddles furiously forward.

Consider the retail economy. Pandemic-related lockdowns severely restricted consumers' access to department stores and malls, which served as a catalyst for an explosion in online shopping demand. Stock prices for traditional retailers cratered, with some reputable firms declaring bankruptcy, while e-commerce names hit a succession of new highs. While online shopping obviously had been expanding rapidly pre-Covid, can its pandemic-era growth rate be sustained over the next decade? Market valuations of e-commerce stocks suggest that investors certainly think so and also imply that traditional retail is expected to disappear altogether over that timeframe. Similar extremes are priced into stocks across a variety of industries.

1  Source: Johns Hopkins University; data as of December 31, 2020.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Letter from the President (unaudited)

Travel is an example of the pandemic-triggered countertrends. Travel volumes, which had been increasing steadily over several decades of globalization, have been decimated by the pandemic, as have stocks that depend on it. And since transportation drives a large proportion of global hydrocarbon consumption, energy stocks were beaten down to levels last seen in 2003.2 Will the post-pandemic world see a resumption in the multi-decade trend of rising travel? Or did Covid-19 cause an enduring reversal in human behavior?

From an investment perspective, these trends and countertrends resulted in a particularly narrow global equity market. In 2020, only 34% of the stocks in the MSCI World Index outperformed the index as a whole, a low not seen since before the bursting of the dot-com bubble.3 Perhaps not coincidentally, a new breed of technology stocks is leading the charge this time around. While new-economy names were able to capitalize on the forced virtualization of the global economy, their stock prices suggest the market is extrapolating their robust 2020 revenue growth rates even as the rollout of vaccines prepares the population to re-engage with the physical world. Is it reasonable to think that traditional brick-and-mortar retail will disappear forever in favor of online emporiums? Or that decades of growth in business and personal travel will give way to a Zoom norm?

While we can't answer these thought-provoking questions with certainty, we are comfortable accepting that the future is unpredictable. As such, our investment discipline dictates that we avoid being carried away by either euphoria or despair. The Overseas Variable Fund strives to own businesses that we believe have the potential to generate persistent earnings power over time—and to acquire these businesses only when we can do so at prices that represent a "margin of safety." Supported by prudent management teams and robust capital structures, such companies, in our view, generally should be poised to deliver shareholder value over the long term and help avoid the permanent impairment of your capital—and may potentially be positioned to rebound as the world looks past the pandemic in due course.

I thank you for entrusting your assets to our stewardship.

Sincerely,

Mehdi Mahmud,
President

February 2021

2  Source: FactSet; data as of December 31, 2020.

3  Source: FactSet; data as of December 31, 2020.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Management's Discussion of Fund Performance (unaudited)

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund's shares increased 6.85% for the 12 months ended December 31, 2020, while the MSCI EAFE Index increased 7.82%. The Fund's cash and cash equivalents position was 7.75% as of December 31, 2020.

The five largest contributors to the performance of First Eagle Overseas Variable Fund during the period were gold bullion, FANUC Corp. (machinery, Japan), Taiwan Semiconductor Manufacturing Co. Ltd. (semiconductors & semiconductor equipment, Taiwan), Newmont Corp. (metals & mining, United States) and Keyence Corp. (electronic equipment, instruments & components, Japan). Their combined contribution to the Fund's return was 6.50%.

The five largest detractors were TechnipFMC Plc (energy equipment & services, United Kingdom), Lloyds Banking Group (banks, United Kingdom), Danone SA (food products, France), Cenovus Energy Inc. (oil, gas & consumable fuels, Canada) and Cielo SA (IT services, Brazil). Combined, they subtracted 3.37% from performance.

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the Fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143.

Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The commentary represents the opinion of Mehdi Mahmud and the Global Value Team as of February 2021 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

There are risks associated with investing in funds that invest in securities of foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

All securities may be subject to adverse market trends. The value and liquidity of the Fund's portfolio holdings may fluctuate in response to events specific to the companies or stock or bond markets in

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Management's Discussion of Fund Performance (unaudited)

which the Fund invests, as well as economic, political, or social events in the United States or abroad. Markets can be volatile, and values of individual securities and other investments at times may decline significantly and rapidly. This may cause the Fund's portfolio to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate volatility. Rapid changes in value or liquidity, which often are not anticipated and can relate to events not connected to particular investments, may limit the ability of the Fund to dispose of its assets at the value or time of its choosing and can result in losses.

An outbreak of disease caused by a novel coronavirus (also known as "COVID-19") has developed into a global pandemic and resulted in, among other things, closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

To the extent the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region. While the Fund reserves the right to dynamically allocate its assets across countries and regions, listed below are some of the geographies in which the Fund has made significant investments as of the date of this report. Currently, a substantial portion of the companies in which the Fund invests are domiciled in Europe and Japan, although the operations of such companies may take place in other countries.

The Fund's investments may subject it to the risks associated with investing in the European markets, including the risks associated with the United Kingdom's exit from the European Union ("Brexit"). Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. Further, political or economic disruptions in European countries, even in countries in which the Fund is not invested, may adversely affect security values and thus the Fund's holdings.

The Japanese economy is heavily dependent upon international trade and may be subject to considerable degrees of economic, political and social instability, which could negatively affect the Fund. Japan has also experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity, which also could negatively affect the Fund.

The value of the Fund's portfolio holdings may fluctuate in response to the risk that the prices of equity securities, including common stock, rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

In addition to investments in larger companies, the Fund may invest in small and medium-size companies, which historically have been more volatile in price than larger company securities, especially over the short term. Positions in smaller companies, especially when the Fund is a large holder of a small company's securities, also may be more difficult or expensive to trade. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller companies to changing economic conditions. In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion. Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Management's Discussion of Fund Performance (unaudited)

Investment in gold and gold-related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals including specific changes in U.S. and foreign regulatory policies, tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold-related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold-related investments have traditionally been more volatile than investments in broader equity or debt markets.

Funds that invest in bonds are subject to credit and interest rate risk. The value of the Fund's portfolio may fluctuate in response to the risk that the issuer of a bond or other instrument will not be able to make payments of interest and principal when due. In addition, fluctuations in interest rates can affect the value of debt instruments held by the Fund. An increase in interest rates tends to reduce the market value of debt instruments, while a decline in interest rates tends to increase their values. A debt instrument's "duration" is a way of measuring a debt instrument's sensitivity to a potential change in interest rates. Longer duration instruments tend to be more sensitive to interest rate changes than those with shorter durations. Generally, debt instruments with long maturities and low coupons have the longest durations. Recent market conditions and events, including a global public health crisis and actions taken by governments in response, may exacerbate the risk that borrowers will not be able to make payments of interest and principal when due. In addition, with historically low interest rates in the United States and abroad, there is risk of significant future rate moves and related economic and markets impact.

Income generation and dividends are not guaranteed. If dividend paying stocks in the Fund's portfolio stop paying or reduce dividends the Fund's ability to generate income will be adversely affected.

An investment strategy that employs a "value" approach may pose a risk to the Fund that such investment strategy may not be successfully achieved. An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin of safety" or "discount to value" is no guarantee against loss. "Value" investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more "growth" oriented. In such an event, the Fund's investment returns would be expected to lag relative to returns associated with more growth-oriented strategies.

All investments involve the risk of loss.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

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First Eagle Overseas Variable Fund

Fund Overview

Data as of December 31, 2020 (unaudited)

Investment Objective

The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns (%)	One Year	Five Years	Ten Years
First Eagle Overseas Variable Fund	6.85	6.22	5.18
MSCI EAFE Index	7.82	7.45	5.51
Consumer Price Index	1.36	1.95	1.74

Asset Allocation* (%)

Sectors* (%)
Consumer Staples	16.7
Industrials	14.3
Financials	12.7
Commodities	11.8
Materials	10.0
Consumer Discretionary	7.3
Health Care	5.5
Information Technology	5.2
Real Estate	4.0
Foreign Government Securities	2.2
Energy	1.5
Communication Services	1.0
Short-Term Investments	7.8

Countries*~ (%)

Japan	20.5
United States	14.1
United Kingdom	9.2
France	7.8
Canada	5.6
South Korea	5.4
Hong Kong	4.7
Switzerland	3.8
Sweden	2.9
Singapore	2.7
Belgium	2.4
Mexico	2.2
Brazil	2.1
Taiwan	1.9
Germany	1.7
Chile	1.0
Norway	1.0
Thailand	0.9
Ireland	0.5
Netherlands	0.4
Australia	0.4
Peru	0.4
Malaysia	0.3
Turkey	0.2
Indonesia	0.1
Short-Term Investments	7.8

*  Asset Allocation, Sector and Countries percentages are based on total investments in the portfolio.

^  Less than 0.05%.

~  Country allocations reflect country of risk (not currency of issue). Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

First Eagle Overseas Variable Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of companies from 21 developed market countries, excluding the United States and Canada. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold bullion (Precious Metal)	11.8
FANUC Corp. (Machinery, Japan)	3.0
Danone SA (Food Products, France)	2.5
Groupe Bruxelles Lambert SA (Diversified Financial Services, Belgium)	2.4
British American Tobacco plc (Tobacco, United Kingdom)	2.3
Nestle SA (Registered) (Food Products, Switzerland)	1.9
Nutrien Ltd. (Chemicals, Canada)	1.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment, Taiwan)	1.9
Cie Financiere Richemont SA (Registered) (Textiles, Apparel & Luxury Goods, Switzerland)	1.9
Secom Co. Ltd. (Commercial Services & Supplies, Japan)	1.9
Total	31.5

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2020

Investments	Shares	Value ($)
Common Stocks — 78.0%
Australia — 0.4%
Newcrest Mining Ltd.	63,668	1,270,671
Belgium — 2.4%
Groupe Bruxelles Lambert SA	76,631	7,723,950
Brazil — 2.0%
Ambev SA, ADR*	1,300,793	3,980,427
Cielo SA*	564,841	436,511
Wheaton Precious Metals Corp.	53,358	2,227,163
		6,644,101
Canada — 5.5%
Agnico Eagle Mines Ltd.	20,856	1,467,899
Barrick Gold Corp.	81,849	1,864,520
Franco-Nevada Corp.	5,501	689,732
Imperial Oil Ltd.	218,279	4,142,997
Nutrien Ltd.	129,752	6,248,856
Power Corp. of Canada	155,231	3,564,618
		17,978,622
Chile — 1.0%
Cia Cervecerias Unidas SA, ADR	218,989	3,219,138
France — 7.8%
Danone SA	124,593	8,198,987
Laurent-Perrier	22,658	2,078,062
Legrand SA	20,127	1,800,494
LVMH Moet Hennessy Louis Vuitton SE	724	453,225
Rexel SA*	189,599	2,992,507
Saint Jean Groupe SA*	451	15,096
Sanofi	48,065	4,658,605
Sodexo SA	42,146	3,564,445
Wendel SE	11,759	1,403,319
		25,164,740
Germany — 1.7%
Brenntag AG	20,994	1,632,526
FUCHS PETROLUB SE (Preference)	26,206	1,478,608
Henkel AG & Co. KGaA (Preference)	20,760	2,340,784
		5,451,918

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2020

Investments	Shares	Value ($)
Hong Kong — 4.7%
CK Asset Holdings Ltd.	362,500	1,854,876
Great Eagle Holdings Ltd.	574,814	1,579,567
Guoco Group Ltd.	192,670	2,292,192
Hongkong Land Holdings Ltd.	327,400	1,352,216
Hysan Development Co. Ltd.	428,760	1,570,464
Jardine Matheson Holdings Ltd.	92,080	5,150,783
Jardine Strategic Holdings Ltd.	52,600	1,308,688
		15,108,786
Ireland — 0.5%
CRH plc	38,164	1,612,582
Japan — 20.4%
As One Corp.	16,380	2,801,607
Chofu Seisakusho Co. Ltd.	50,185	1,013,078
Daiichikosho Co. Ltd.	66,330	2,295,051
FANUC Corp.	39,180	9,671,548
Hirose Electric Co. Ltd.	22,380	3,396,640
Hoshizaki Corp.	23,600	2,167,055
Hoya Corp.	13,460	1,864,140
Kansai Paint Co. Ltd.	82,580	2,545,559
Keyence Corp.	6,600	3,712,612
Komatsu Ltd.	94,800	2,616,318
Mitsubishi Electric Corp.	253,800	3,835,845
Mitsubishi Estate Co. Ltd.	316,360	5,084,804
MS&AD Insurance Group Holdings, Inc.	61,600	1,874,183
Nagaileben Co. Ltd.	35,510	1,015,946
Olympus Corp.	21,264	465,552
Secom Co. Ltd.	65,660	6,057,248
Shimano, Inc.	16,660	3,899,754
SK Kaken Co. Ltd.	2,038	765,817
SMC Corp.	5,960	3,639,996
Sompo Holdings, Inc.	148,200	6,008,450
T Hasegawa Co. Ltd.	48,800	1,027,155
USS Co. Ltd.	10,000	202,209
Yokogawa Electric Corp.	300	5,984
		65,966,551

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2020

Investments	Shares	Value ($)
Mexico — 1.7%
Fomento Economico Mexicano SAB de CV, ADR	37,245	2,822,054
Fresnillo plc	100,210	1,547,803
Grupo Mexico SAB de CV, Series B	13,037	55,111
Industrias Penoles SAB de CV*	61,384	1,038,865
		5,463,833
Netherlands — 0.4%
HAL Trust	4,832	689,397
Royal Dutch Shell plc, Class A	38,037	669,564
		1,358,961
Norway — 1.0%
Orkla ASA	317,909	3,227,551
Singapore — 1.9%
ComfortDelGro Corp. Ltd.	548,010	694,380
Haw Par Corp. Ltd.	467,913	3,790,306
United Overseas Bank Ltd.	20,400	347,706
UOL Group Ltd.	218,400	1,273,507
		6,105,899
South Korea — 5.4%
Fursys, Inc.*	39,392	1,075,184
Hyundai Mobis Co. Ltd.*	10,761	2,532,775
Kia Motors Corp.*	44,898	2,586,878
KT&G Corp.	62,558	4,789,793
Lotte Confectionery Co. Ltd.*	2,996	281,675
Lotte Corp.*	17,807	579,279
NAVER Corp.*	3,153	849,952
NongShim Co. Ltd.*	6,038	1,669,138
Samsung Electronics Co. Ltd. (Preference)	45,094	3,059,040
		17,423,714
Sweden — 2.9%
Industrivarden AB, Class C*	37,233	1,203,455
Investor AB, Class A	64,150	4,646,229
Investor AB, Class B	20,957	1,525,320
Svenska Handelsbanken AB, Class A*	200,446	2,020,502
		9,395,506

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2020

Investments	Shares	Value ($)
Switzerland — 3.8%
Cie Financiere Richemont SA (Registered)	67,269	6,077,218
Nestle SA (Registered)	53,179	6,286,359
		12,363,577
Taiwan — 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	55,805	6,084,977
Thailand — 0.9%
Bangkok Bank PCL, NVDR	542,705	2,145,915
Thai Beverage PCL	1,194,792	665,132
		2,811,047
Turkey — 0.2%
AG Anadolu Grubu Holding A/S	195,984	696,863
United Kingdom — 9.2%
Berkeley Group Holdings plc	46,754	3,024,403
British American Tobacco plc	199,704	7,416,381
Diageo plc	39,873	1,577,725
GlaxoSmithKline plc	180,447	3,301,813
Great Portland Estates plc, REIT	20,777	190,046
Hiscox Ltd.	192,761	2,624,973
Linde plc	12,461	3,285,673
Lloyds Banking Group plc	5,645,864	2,814,789
Unilever plc	89,925	5,445,056
		29,680,859
United States — 2.3%
Newmont Corp.	69,199	4,144,328
Royal Gold, Inc.	7,833	833,118
Willis Towers Watson plc	11,166	2,352,453
		7,329,899
Total Common Stocks (Cost $166,995,601)		252,083,745
	Ounces
Commodities — 11.8%
Gold bullion* (Cost $17,539,483)	20,049	38,099,174

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2020

Investments	Principal Amount ($)		Value ($)
Foreign Government Securities — 2.2%
Indonesia — 0.1%
Republic of Indonesia 8.38%, 3/15/2024	IDR	6,025,000,000	471,583
Malaysia — 0.3%
Malaysia Government Bond 3.42%, 8/15/2022	MYR	4,480,000	1,141,499
Mexico — 0.5%
Mex Bonos Desarr Fix Rt 6.50%, 6/9/2022	MXN	15,730,000	813,807
8.00%, 12/7/2023	MXN	9,130,000	503,438
10.00%, 12/5/2024	MXN	5,110,000	307,142
			1,624,387
Peru — 0.4%
Republic of Peru 8.20%, 8/12/2026 (a)	PEN	3,122,000	1,170,704
Singapore — 0.9%
Republic of Singapore 2.25%, 6/1/2021	SGD	1,581,000	1,205,130
3.13%, 9/1/2022	SGD	1,965,000	1,556,492
			2,761,622
Total Foreign Government Securities (Cost $6,955,340)			7,169,795
	Number of Warrants
Warrants — 0.0% (b)
Switzerland — 0.0% (b)
Cie Financiere Richemont SA, expiring 11/22/2023* (Cost $—)		134,538	34,953
	Principal Amount ($)
Short-Term Investments — 7.8%
Commercial Paper — 6.9%
American Honda Finance Corp. 0.25%, 1/5/2021 (c)		581,000	580,984
0.24%, 2/5/2021 (c)		1,637,000	1,636,489
Cargill, Inc. 0.07%, 1/4/2021 (a)(c)		6,861,000	6,860,924

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2020

Investments	Principal Amount ($)	Value ($)
Commercial Paper — 6.9% (continued)
CenterPoint Energy, Inc. 0.12%, 1/4/2021 (c)	2,594,000	2,593,967
Kreditanstalt fuer Wiederaufbau 0.11%, 1/4/2021 (a)(c)	548,000	547,996
0.15%, 2/11/2021 (a)(c)	1,613,000	1,612,721
LVMH Moet Hennessy Louis Vuitton SE 0.15%, 1/21/2021 (a)(c)	1,350,000	1,349,915
0.13%, 2/4/2021 (c)	2,233,000	2,232,692
LVMH Moet Hennessy Louis Vuitton, Inc. 0.13%, 1/27/2021 (c)	1,241,000	1,240,880
NRW Bank 0.18%, 2/19/2021 (c)	750,000	749,815
0.18%, 2/23/2021 (c)	750,000	749,800
0.18%, 3/2/2021 (a)(c)	750,000	749,770
Roche Holdings, Inc. 0.08%, 1/19/2021 (c)	250,000	249,989
Total Capital Canada Ltd. 0.19%, 2/18/2021 (c)	1,014,000	1,013,775
Total Commercial Paper (Cost $22,169,875)		22,169,717
U.S. Treasury Obligations — 0.9%
U.S. Treasury Bills 0.08%, 1/21/2021 (c)(d)	1,500,000	1,499,968
0.08%, 3/11/2021 (c)	1,500,000	1,499,793
Total U.S. Treasury Obligations (Cost $2,999,688)		2,999,761
	Shares
Investment Companies — 0.0% (b)
JP Morgan U.S. Government Money Market Fund, Agency Shares 0.01% (e) (Cost $2,054)	2,054	2,054
Total Short-Term Investments (Cost $25,171,617)		25,171,532
Total Investments — 99.8% (Cost $216,662,041)		322,559,199
Other Assets Less Liabilities — 0.2%		758,945
Net Assets — 100.0%		323,318,144

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2020

*  Non-income producing security.

(a)  Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at December 31, 2020 amounted to $12,292,030, which represents approximately 3.80% of net assets of the Fund.

(b)  Represents less than 0.05% of net assets.

(c)  The rate shown was the current yield as of December 31, 2020.

(d)  All or a portion of this security is pledged with the custodian for current or potential holdings of forward foreign currency exchange contracts.

(e)  Represents 7-day effective yield as of December 31, 2020.

As of December 31, 2020, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investment securities and derivative instruments, if applicable, for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$116,357,864
Aggregate gross unrealized depreciation	(26,633,635)
Net unrealized appreciation	$89,724,229
Federal income tax cost	$232,640,021

Forward Foreign Currency Exchange Contracts outstanding as of December 31, 2020

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	131,657	EUR	107,000	JPMorgan Chase Bank	6/16/2021	$464
Total unrealized appreciation						464
USD	1,301,506	EUR	1,102,000	JPMorgan Chase Bank	1/20/2021	(45,281)
USD	1,123,412	GBP	853,000	JPMorgan Chase Bank	1/20/2021	(43,224)
USD	1,173,572	EUR	989,000	HSBC Bank plc	2/17/2021	(35,861)
USD	1,191,499	GBP	883,000	HSBC Bank plc	2/17/2021	(16,367)
USD	1,174,865	EUR	989,000	UBS AG	4/14/2021	(36,088)
USD	2,233,052	EUR	1,833,000	Goldman Sachs	5/19/2021	(13,030)
USD	1,150,658	EUR	943,000	JPMorgan Chase Bank	6/16/2021	(5,562)
Total unrealized depreciation						(195,413)
Net unrealized depreciation						$(194,949)

Abbreviations

ADR  —  American Depositary Receipt

EUR  —  Euro

Fix Rt  —  Fixed Rate

GBP  —  British Pound

IDR  —  Indonesian Rupiah

MXN  —  Mexican Peso

MYR  —  Malaysia Ringgit

NVDR  —  Non-Voting Depositary Receipt

PEN  —  Peruvian Sol

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

First Eagle Overseas Variable Fund | Schedule of Investments | December 31, 2020

Preference  —  A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.

REIT  —  Real Estate Investment Trust

SGD  —  Singapore Dollar

USD  —  United States Dollar

See Notes to Financial Statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Statement of Assets and Liabilities

December 31, 2020

First Eagle Overseas Variable Fund
Assets
Investments, at Cost (Note 1)
Investments in securities of unaffiliated issuers	$199,122,558
Gold bullion	17,539,483
Investments, at Value (Note 1)
Investments in securities of unaffiliated issuers	284,460,025
Gold bullion	38,099,174
Unrealized appreciation on forward foreign currency exchange contracts	464
Receivable for investment securities sold	48,350
Foreign tax reclaims receivable	639,829
Receivable for Fund shares sold	28,857
Accrued interest and dividends receivable	931,529
Other assets	81,174
Total Assets	324,289,402
Liabilities
Investment advisory fees payable (Note 2)	203,752
Payable for investment securities purchased	24,194
Distribution fees payable (Note 3)	67,917
Administrative fees payable (Note 2)	106,754
Unrealized depreciation on forward foreign currency exchange contracts	195,413
Payable for Fund shares redeemed	31,600
Accrued expenses and other liabilities	341,628
Total Liabilities	971,258
Net Assets	$323,318,144
Net Assets Consist of
Capital stock (par value, $0.001 per share)	12,641
Capital surplus	229,798,616
Total distributable earnings (losses)	93,506,887
Net Assets	$323,318,144
Shares Outstanding	12,640,605
Net asset value per share and redemption proceeds per share	$25.58

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Statement of Operations

December 31, 2020

First Eagle Overseas Variable Fund
Investment Income
Interest (net of $10,068, foreign taxes withheld)	$544,385
Dividends from unaffiliated issuers (net of $710,238 foreign taxes withheld)	6,038,061
Total Income	6,582,446
Expenses
Investment advisory fees (Note 2)	2,308,800
Distributions fees (Note 3)	769,600
Shareholder servicing agent fees	412,186
Administrative costs (Note 2)	370,354
Professional fees	310,900
Custodian and accounting fees	190,813
Shareholder reporting fees	82,068
Trustees' fees	8,843
Other expenses	22,331
Total Expenses	4,475,895
Expense reimbursement (Note 2)	(215,716)
Expense reductions due to earnings credits (Note 1)	(24)
Net Expenses	4,260,155
Net Investment Income (Note 1)	2,322,291
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Transactions in investment securities of unaffiliated issuers	1,577,851
Commodity related transactions	241,095
Settlement of foreign currency and foreign currency transactions	(4,527)
Settlement of forward foreign currency exchange contracts	(1,320)
1,813,099
Changes in unrealized appreciation (depreciation) of:
Investment securities of unaffiliated issuers and commodity related transactions (net of decrease in deferred capital gain country tax accruals of $104,681)	16,805,341
Foreign currency and foreign currency translations	52,820
Forward foreign currency exchange contracts	(39,653)
16,818,508
Net realized and unrealized gains (losses) on investments, commodity, foreign currency and forward contract related transactions	18,631,607
Net Increase in Net Assets Resulting from Operations	$20,953,898

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Statements of Changes in Net Assets

	First Eagle Overseas Variable Fund
	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
Operations
Net investment income	$2,322,291	$3,925,862
Net realized gain from investments, commodity, foreign currency and forward contract related transactions	1,813,099	16,555,314
Change in unrealized appreciation (depreciation) of investments, commodity, foreign currency and forward contract related translations	16,818,508	34,790,029
Net increase in net assets resulting from operations	20,953,898	55,271,205
Distributions to Shareholders
Distributable earnings	(22,434,807)	(12,436,694)
Decrease in net assets resulting from distributions	(22,434,807)	(12,436,694)
Fund Share Transactions
Net proceeds from shares sold	18,255,085	12,511,279
Net asset value of shares issued for reinvested dividends and distributions	22,434,807	12,386,908
Cost of shares redeemed	(57,208,336)	(69,071,163)
Decrease in net assets from Fund share transactions	(16,518,444)	(44,172,976)
Net decrease in net assets	(17,999,353)	(1,338,465)
Net Assets (Note 1)
Beginning of period	341,317,497	342,655,962
End of period	$323,318,144	$341,317,497
Changes in Shares Outstanding
Shares outstanding, beginning of period	13,254,004	15,047,700
Shares sold	839,875	494,137
Shares issued on reinvestment of distributions	894,887	484,053
Shares redeemed	(2,348,161)	(2,771,886)
Shares outstanding, end of period	12,640,605	13,254,004

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

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First Eagle Overseas Variable Fund

Financial Highlights

	Per share operating performance*
	Investment operation				Less dividends and distributions
Selected per share data for the year ended:	Net assets value, beginning of year	Net investment income	Net realized and unrealized gains (losses) on investments	Total investment operations	From net investment income	From capital gains	Total distributions	Net assets value, end of period
December 31, 2020	$25.75	0.18	1.55	1.73	(0.69)	(1.21)	(1.90)	$25.58
December 31, 2019	$22.77	0.28	3.67	3.95	(0.08)	(0.89)	(0.97)	$25.75
December 31, 2018	$27.71	0.26	(3.16)	(2.90)	(0.60)	(1.44)	(2.04)	$22.77
December 31, 2017	$25.43	0.15	3.55	3.70	(0.31)	(1.11)	(1.42)	$27.71
December 31, 2016	$24.81	0.16	1.12	1.28	(0.15)	(0.51)	(0.66)	$25.43

*  Per share amounts have been calculated using the average shares method.

(a)  Performance data quoted herein does not reflect charges imposed by variable annuity contracts and variable life insurance policies issued by the life insurance companies through which the Fund is offered. If those account-level fees and expenses were reflected, performance would be lower.

See Notes to Financial Statements

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

			Ratios/Supplemental data
			Ratios to Average Net Assets of
Selected per share data for the year ended:	Total return(a)	Net assets, end of period (thousands)	Operating expenses excluding earnings credits and/or fee waivers	Operating expenses including earnings credits and/or fee waivers	Net investment income excluding earnings credits and/or fee waivers	Net investment income including earnings credits and/or fee waivers	Portfolio turnover rate
December 31, 2020	6.85%	$323,318	1.45%	1.38%	0.68%	0.75%	12.37%
December 31, 2019	17.38%	$341,317	1.39%	1.35%	1.10%	1.14%	6.98%
December 31, 2018	(10.55)%	$342,656	1.36%	1.34%	0.93%	0.96%	13.39%
December 31, 2017	14.58%	$428,501	1.36%	1.36%	0.53%	0.53%	9.20%
December 31, 2016	5.17%	$439,983	1.30%	1.30%	0.60%	0.60%	6.44%

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At December 31, 2020, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership ("BCP CC Holdings"). BCP CC Holdings GP L.L.C., a Delaware limited liability company ("BCP CC Holdings GP"), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. ("BCP VI") and Corsair IV Financial Services Capital Partners L.P. ("Corsair IV"). BCP VI and Corsair IV are indirectly controlled by The Blackstone Group, Inc. ("Blackstone") and Corsair Capital LLC ("Corsair"), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings L.P.

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Notes to Financial Statements

such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser's Valuation Committee, at least annually, will review the pricing service's inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be "stale" as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund's NAV is calculated, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Notes to Financial Statements

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund's holdings therefore may differ on occasion from reported market value, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation and Liquidity Committee (the "Committee") to oversee the execution of the valuation and liquidity procedures for the Fund.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Notes to Financial Statements

The following is a summary of the Fund's inputs used to value the Fund's investments as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Total
Assets:†
Common Stocks	$53,346,098	$198,737,647 (a)	$—	$252,083,745
Commodities*	—	38,099,174	—	38,099,174
Foreign Government Securities	—	7,169,795	—	7,169,795
Short-Term Investments	2,054	25,169,478	—	25,171,532
Warrants	34,953	—	—	34,953
Forward Foreign Currency Exchange Contracts**	—	464	—	464
Total	$53,383,105	$269,176,558	$—	$322,559,663
Liabilities:
Forward Foreign Currency Exchange Contracts**	$—	$(195,413)	$—	$(195,413)
Total	$—	$(195,413)	$—	$(195,413)

(a)  The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 1(a) for additional details.

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. The Fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. Investment income is recorded net of foreign withholding taxes. Foreign taxes are accrued based on gains realized by the Fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Notes to Financial Statements

c)  Expenses — Expenses arising in connection with a Fund are charged directly to the Fund. Certain expenses are shared with the First Eagle Funds, an affiliated fund group, and certain other funds also managed by the Adviser. Generally, expenses that do not pertain specifically to a Fund are allocated to each Fund based upon the percentage the net assets a Fund bears to the total net assets of all the Funds that share the expense. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statement of Operations. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund's Schedule of Investments. For the period ended December 31, 2020, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $3,064,062 and $12,365,760 respectively.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Notes to Financial Statements

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund's custodian bank. These amounts are not reflected on the Fund's Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At December 31, 2020, the Fund had the following forward foreign currency exchange contracts grouped into appropriate risk categories illustrated below:

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Net Realized Gains (Losses)(3)	Change in Appreciation (Depreciation)(4)
Foreign currency	$464	$195,413	$(1,320)	$(39,653)

(1)  Statement of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Notes to Financial Statements

(2)  Statement of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.

(3)  Statement of Operations location: Net realized gains (losses) from settlement of forward foreign currency exchange contracts.

(4)  Statement of Operations location: Changes in unrealized appreciation (depreciation) of forward foreign currency exchange contracts.

The following table presents the Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of December 31, 2020:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
JPMorgan Chase Bank	$464	$(464)	$—	$—
Total	$464	$(464)	$—	$—
Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged*	Net Amount (Not Less Than $0)
Goldman Sachs	$13,030	$—	$—	$13,030
HSBC Bank plc	52,228	—	—	52,228
JPMorgan Chase Bank	94,067	(464)	(11,000)	82,603
UBS AG	36,088	—	—	36,088
Total	$195,413	$(464)	$(11,000)	$183,949

*The actual collateral received/pledged may be more than the amount reported due to over collateralization.

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Notes to Financial Statements

h)  United States Income Taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Fund declares and pays such income and capital gains on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

At December 31, 2020, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Overseas Variable Fund	$3,092,974	$725,059	$89,775,313	$—	$—

The components of distributable earnings' differences between book basis and tax basis are primarily due to the treatment of passive foreign investment companies, the treatment of forward foreign currencies contracts, straddle loss deferral and wash sales.

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Fund after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Fund did not have capital losses to carry forward prior to the Act.

i)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, the following amounts were reclassified within the capital accounts:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Overseas Variable Fund	$874,163	$(874,163)	$—

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses and investments in passive foreign investment companies.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Notes to Financial Statements

j)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended December 31, 2020, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

	Ordinary Income		Long Term Capital Gains
	2020	2019	2020	2019
First Eagle Overseas Variable Fund	$8,673,372	$1,703,481	$13,761,435	$10,733,213

k)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

l)   Foreign Taxes — The Fund may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement"), an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with the Adviser, the Fund reimburses the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of the Fund's average daily net assets. For the period ended December 31, 2020, these reimbursements exceeded the 0.05% annual rate and the Adviser reimbursed $215,716 to the Fund which are included under expense reimbursement in the Statement of Operations. For the period ended December 31, 2020, the Fund reimbursed the Adviser $157,686 and had a payable to the Adviser of $106,754.

The Fund has entered into a custody agreement with J.P. Morgan Chase Bank, N.A. ("JPM"). The custody agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. JPM serves as custodian of the Fund's portfolio securities and other assets. JPM has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the custody agreement between the Fund and JPM, JPM maintains and deposits in separate accounts, cash, securities and other assets of the Fund. JPM is also required, upon the order of the Fund, to deliver securities held by JPM and the sub-custodian, and to make payments for securities purchased by the Fund. JPM has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Notes to Financial Statements

The Fund has also entered into an agreement for administrative services with JPM, pursuant to which JPM provides certain financial reporting and other administrative services. JPM, as the Fund's administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan. As of December 31, 2020, balances to the Plan are included in the fees payable to the Trustees on the Statement of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plan and Agreement (the "Plan") with FEF Distributors, LLC (the "Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund pays the Distributor monthly a distribution fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plan, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the period ended December 31, 2020, the distribution fee incurred by the Fund was $769,600.

Note 4 — Purchases and Sales of Securities

For the period ended December 31, 2020, purchases and proceeds from sales of investments, excluding short-term securities, were as follows:

Fund	Purchases excluding U.S. Government Securities	Sales and Maturities excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales and Maturities of U.S. Government Securities
First Eagle Overseas Variable Fund	$33,802,626	$47,861,337	$—	$—

Note 5 — Line of Credit

On June 15, 2020, the Fund, together with the First Eagle Funds, renewed a $200 million committed, unsecured line of credit ("Credit Facility") with JPM for the Fund and First Eagle Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an upfront fee and annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. The terms of the Credit Facility have remained unchanged following its renewal on June 15, 2020. A portion of the

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Notes to Financial Statements

upfront fee and commitment fees related to the Credit Facility are paid by the Fund and are included in other expenses in the Statement of Operations. During the year ended December 31, 2020, the Fund had no borrowings under the agreement.

Note 6 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

An outbreak of disease caused by a novel coronavirus (also known as "COVID-19") has developed into a global pandemic and resulted in, among other things, closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of COVID-19, and other epidemics and pandemics that may arise in the future, has affected and may continue to affect the economies of many nations, individual companies and the global markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statement of Assets and Liabilities.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Notes to Financial Statements

Note 7 — New Accounting Pronouncements and Regulations

In March 2020, the FASB issued ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

Note 8 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosure in the Fund's financial statements.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of First Eagle Variable Funds and Shareholders of First Eagle Overseas Variable Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of First Eagle Overseas Variable Fund (the "Fund") as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

New York, New York
February 26, 2021

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six-months ended December 31, 2020.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Fund Expenses (unaudited)

Based on Actual Total Return(1)

Actual Total Return Without Sales Charges(2)	Beginning Account Date Value	Ending Account Value 12/31/20	Annualized Expense Ratio	Expenses Paid for the Period(3)
First Eagle Overseas Variable Fund
15.66%	$1,000	$1,156.60	1.36%	$7.37

(1)  For the six-months ended December 31, 2020.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table that follows titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on July 1, 2020 and held for the six-months ended December 31, 2020.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

Hypothetical Annualized Total Return	Beginning Account Date Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid for the Period(2)
First Eagle Overseas Variable Fund
5.00%	$1,000	$1,018.30	1.36%	$6.90

(1)  For the six-months ended December 31, 2020.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

General Information

Form N-PORT portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-PORT. The Fund's Form N-PORT is available on the SEC's Web site at www.sec.gov. Additionally, you may obtain copies of Form N-PORT from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Fund's proxy voting policies, (2) a description of the Fund's proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Tax Information

Fiscal Year Ended December 31, 2020 (unaudited)

	% of Qualifying Dividend Income	% of Dividends Eligible for the Dividends Received Deduction	Long-Term Capital Gains
First Eagle Overseas Variable Fund*	—	1.00%	13,761,435

* First Eagle Overseas Variable Fund paid foreign taxes of $682,903 and recognized Section 853 foreign source income of $3,243,357. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates such amounts (of the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended December 31, 2020.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the 1940 Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: Special Lecturer and James T. Shotwell Professor of International Relations Emerita at the Columbia University School of International and Public Affairs; prior to 2016, President of the American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Member Emerita, Human Rights Watch; Trustee, Tufts University; Trustee, Aga Khan University

Candace K. Beinecke | Trustee (Chair) | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born November 1946)

Principal Occupation(s) During Past 5 Years: Senior Partner, Hughes Hubbard & Reed LLP; prior to April 2017, Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (Chair) (7 portfolios) and First Eagle Credit Opportunities Fund (Chair) (1 portfolio); Board Member, ViacomCBS, Inc.; Lead Trustee, Vornado Realty Trust; Trustee, Co-Chair, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director, Partnership for New York City

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Peter Davidson | Trustee | December 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1959)

Principal Occupation(s) During Past 5 Years: Chief Executive Officer, Aligned Climate Capital LLC; prior to January 2019, Chief Executive Officer, Aligned Intermediary, Inc.; prior to June 2015, Executive Director, U.S. Department of Energy

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Director, Envision Solar International Inc.; Chairman, Summit Ridge Energy; Member, Council on Foreign Relations; Chairman, JM Kaplan Fund; Trustee; St. Ann's School; Chairman, Greenwood Cemetery

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios) and First Eagle Credit Opportunities Fund (1 portfolio); Director, RenaissanceRe Holdings Ltd; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; prior to June 2012, Director, Four Nations

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Director, Alpha Andromeda Investment Trust Co., S.A.; Board of Overseers, Gennadias Library, American School of Classical Studies, Athens; Director, Pro Natura de Yucatan; prior to May 2017, Trustee, World Monuments Fund

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Additional Information (unaudited)

Independent Trustees(1)—(continued)

William M. Kelly | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Trustee Emeritus, St. Anselm College; Vice President and Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Savannah Book Festival Investment Committee

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios); Trustee and Audit Chair, The American University in Cairo; Trustee, registered investment companies advised by affiliates of The Blackstone Group, Inc. (3 portfolios); Trustee, Historical Eastfield Foundation

(1)  Trustees who are not "interested persons" of the Trust as defined in the 1940 Act. The term of office of the Independent Trustees is indefinite.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Additional Information (unaudited)

Interested Trustees(2)(3)

John P. Arnhold | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Holdings, Inc.; Managing Member, Arnhold LLC; prior to July 2017, Director, First Eagle Investment Management LLC; President, First Eagle Funds; President, First Eagle Variable Funds; Director, FEF Distributors, LLC; prior to March 2016, Co-President and Co-CEO First Eagle Holdings, Inc.; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios) and First Eagle Credit Opportunities Fund (1 portfolio); Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Jazz at Lincoln Center; Life Trustee, International Tennis Hall of Fame; Advisor, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Trustee, UC Santa Barbara Foundation; Director, Conservation International; prior to January 2018, Director, First Eagle Amundi; prior to June 2016, Trustee, Vassar College

Mehdi Mahmud | Trustee | September 2019 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 9

Other Directorships/Trusteeships Held by Trustee: Trustee, First Eagle Funds (7 portfolios) and First Eagle Credit Opportunities Fund (1 portfolio); Director, First Eagle Amundi; Director, Third Point Reinsurance

(2)  Each of Messrs. Arnhold and Mahmud is treated as an Interested Trustee because of the professional roles each holds or has held with the Adviser.

(3)  The term of office of each Interested Trustee is indefinite.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Additional Information (unaudited)

Trustee Emeritus(4)

Jean-Marie Eveillard | Trustee Emeritus | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee Emeritus, First Eagle Funds (7 portfolios); Director, Varenne Capital Partners (French money management firm); Board member, Perspective (South African money management firm); Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection

Officers(5)

Mehdi Mahmud | President | June 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1972)

Principal Occupation(s) During Past Five (5) Years: President and Chief Executive Officer, First Eagle Investment Management, LLC; President, First Eagle Funds, First Eagle Variable Funds and First Eagle Credit Opportunities Fund; Chief Executive Officer, First Eagle Alternative Credit, LLC; prior to March 2016, Chairman and Chief Executive Officer, Jennison Associates LLC

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Funds; Senior Vice President, First Eagle Credit Opportunities Fund

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

(4)  Mr. Eveillard, as Trustee Emeritus, is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law or the 1940 Act.

(5)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Additional Information (unaudited)

Officers(5)—(continued)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds from September 2008; Chief Financial Officer, First Eagle Credit Opportunities Fund from September 2020

Albert Pisano | Chief Compliance Officer | July 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management; Chief Compliance Officer, First Eagle Funds; Chief Compliance Officer, First Eagle Credit Opportunities Fund from September 2020; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC

David O'Connor | General Counsel | December 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1966)

Principal Occupation(s) During Past Five (5) Years: General Counsel and Senior Vice President, First Eagle Investment Management, LLC; General Counsel, First Eagle Funds; General Counsel, First Eagle Credit Opportunities Fund from September 2020; General Counsel, First Eagle Holdings, Inc.; Secretary and General Counsel, FEF Distributors, LLC; Director, First Eagle Amundi; Director, First Eagle Investment Management, Ltd; Senior Vice President and Chief Legal Officer, First Eagle Alternative Credit, LLC; prior to January 2017, Investment Management Consultant; prior to June 2015, Executive Vice President Strategic Investment Initiatives and General Counsel, Delaware Investments

Sheelyn Michael | Secretary and Deputy General Counsel | December 2017 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1971)

Principal Occupation(s) During Past Five (5) Years: Deputy General Counsel and Senior Vice President, First Eagle Investment Management, LLC; Secretary and Deputy General Counsel, First Eagle Funds; Secretary and Deputy General Counsel, First Eagle Credit Opportunities Fund from September 2020; Director, First Eagle Investment Management, Ltd

(5)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

Additional Information (unaudited)

Officers(5)—(continued)

Tricia Larkin | Treasurer | March 2016 to present
1345 Avenue of the Americas | New York, New York | 10105
(born July 1979)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds from March 2016; Treasurer, First Eagle Credit Opportunities Fund from September 2020; prior to March 2016, Vice President of Fund Administration, State Street Corporation

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds from December 2004; Vice President, First Eagle Credit Opportunities Fund from September 2020

Neal Ashinsky | Assistant Treasurer | October 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born October 1987)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Assistant Treasurer, First Eagle Funds from August 2015; Assistant Treasurer, First Eagle Credit Opportunities Fund from September 2020; prior to August 2015, Advisory Senior Associate, KPMG LLP

Thomas Meyer | Assistant Treasurer | April 2018 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born March 1982)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Assistant Treasurer, First Eagle Funds from April 2018; Assistant Treasurer, First Eagle Credit Opportunities Fund from September 2020; prior to September 2017, Assurance Manager, PwC LLP

(5)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Peter Davidson

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Mehdi Mahmud

Trustee Emeritus

Jean-Marie Eveillard*

Officers

Mehdi Mahmud

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

David O'Connor

General Counsel

Sheelyn Michael

Secretary & Deputy General Counsel

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Thomas Meyer

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Sidley Austin LLP

787 Seventh Avenue
New York, NY 10019

Custodian

JPMorgan Chase Bank, N.A.

4 Chase Metrotech Center, Floor 16,
Brooklyn, NY 11245

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

Additional information about the Trustees and Officers is included in the Fund's Statement of Additional Information.

*  Mr. Eveillard is a former member of the Board of Trustees and is invited to attend all Board meetings. He is not a Trustee for purposes of the Trust's Declaration of Trust, Delaware law of the Investment Company Act.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

First Eagle Variable Funds : Overseas Variable Fund | Annual Report | December 31, 2020

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts. Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees:

For the years ended December 31, 2020 and December 31, 2019, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $37,250 and $37,250, respectively. Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit Related Fees:

For the years ended December 31, 2020 and December 31, 2019, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)	Tax Fees:

In each year ended December 31, 2020 and December 31, 2019, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $44,500 and $44,500, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)	All Other Fees:

In each of the years ended December 31, 2020 and December 31, 2019, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the year ended December 31, 2020, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2020 and 2019.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.	Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent half-year (the registrant's second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Variable Funds

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: March 5, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Mehdi Mahmud
Mehdi Mahmud, President

Date: March 5, 2021

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: March 5, 2021

*      Print the name and title of each signing officer under his or her signature.